                                    AGREEMENT
                                    ---------

     This  Agreement  is made by and between  Central  Bancorp,  Inc.  ("Central
Bancorp"),  Nancy D. Neri, Gregory W. Boulos,  Paul E. Bulman,  John D. Doherty,
Joseph R. Doherty,  Terence D. Kenney, James F. Linnehan, Marat E. Santini, John
F. Gilgun,  Jr., the Joseph R. Doherty  Family  Limited  Partnership,  L.P., the
Central  Cooperative  Bank  Employee  Stock  Ownership  Plan  Trust and  Central
Cooperative Bank  (collectively,  the "Central Bancorp Parties") and PL Capital,
LLC, Financial Edge Fund, L.P., Financial-Edge Strategic Fund, L.P., Goodbody/PL
Capital, L.P., Goodbody/PL Capital, LLC ("PL Capital"), Richard Lashley, John W.
Palmer, Richard J. Fates, the Estate of Garrett Goodbody (collectively,  the "PL
Capital  Parties") on behalf of themselves and their respective  affiliates (the
Central Bancorp Parties and the PL Capital Parties together,  collectively,  the
"Parties").  The Parties  agree that they have  entered  into this  Agreement in order to avoid the expense and inconvenience of continued  litigation  captioned
Lashley,  et No.  02-11931-EFH (D. Mass.);  Central Bancorp,  Inc., et al. v. PL
Capital,  LLC, et al., Civ. No.  03-10179-EFH  (D.  Mass.);  Seidman,  et al. v.
Central  Bancorp,  Inc., et al., Civ. No.  03-0547-BLS  (Mass.  Super.  Ct.); PL
Capital,  LLC, et al. v. Central  Bancorp,  Inc., et al.,  Civ. No.  03-0554-BLS
(Mass.  Super. Ct.); Central Bancorp,  Inc., et al. v. PL Capital,  LLC, et al.,
Civ. No. 03-2287-BLS (Mass. Super. Ct.); and Central Bancorp, Inc., et al. v. PL
Capital, LLC, et al., Civ. No. 03-3585-BLS (Mass. Super. Ct.) (the "Litigation")
and without admitting any liability. In consideration of the covenants, promises and  undertakings set forth herein,  and other good and valuable  consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1.   Board Expansion And Membership

     Upon the  execution  of this  Agreement,  the board of directors of Central
Bancorp will be expanded from its present eight member size to ten members,  and
Richard  Lashley  will be  elected  director  of  Central  Bancorp  to serve the remaining  term of Terence D. Kenney who is retiring as a director.  Mr. Lashley will  therefore  be added to the  Company's  slate of  directors  nominated  for election to a  three-year  term to be voted upon at this year's  annual  meeting dated  September 30, 2003, or any adjournment or  postponement  thereof.  At all times from and after the date of this  Agreement,  Central  Bancorp's board will also  appoint,  at its sole  discretion,  all other  persons  to fill  remaining director  positions  or  vacancies on the ten member  Central  Bancorp  board of directors.  Messrs.  Lashley and Fates shall receive the normal compensation and benefits paid to directors of Central Bancorp and Central Cooperative Bank while they serve as directors thereof.

     Upon the  execution  of this  Agreement,  the board of directors of Central
Cooperative  Bank will be expanded to ten  members,  Messrs.  Richard  Fates and
Richard Lashley will be elected as two of those members and the board of Central
Bancorp, at its sole discretion, will elect such other persons to fill remaining positions or vacancies on that board as it deems fit.

     2.   Standstill

     The PL Capital Parties each agree that, for so long as Richard Fates and/or
Richard Lashley (or, in the event of death,  disability or resignation of either of them, a substitute  nominee of PL Capital whose substitution shall be subject to the approval of the Central Bancorp Board of Directors,  such approval not to be  unreasonably  withheld)  remains a director  of  Central  Bancorp or Central
Cooperative  Bank  or PL  Capital  beneficially  owns 5  percent  or more of the outstanding Central Bancorp shares (based on the 1,663,133 shares outstanding at the date of execution of this Agreement), after the date hereof (the "Standstill
Period"),  they and their  affiliates  or  associates  (as defined in Rule 12b-2 promulgated  pursuant to the  Securities  Exchange Act of 1934,  as amended (the
"Exchange  Act"))  will not (and they will not assist or  encourage  others to), directly or  indirectly,  in any manner,  without prior written  approval of the
Board of Directors of Central Bancorp:

     (i) acquire, offer to acquire, solicit an offer to sell or agree to acquire directly or indirectly,  alone or in concert with others,  by purchase,  gift or otherwise,  any direct or indirect  beneficial  ownership (within the meaning of
Rule 13d-3 under the  Exchange  Act) or any direct or  indirect  interest in any securities  or direct or indirect  rights,  warrants  or options to acquire,  or
securities   convertible   into   or   exchangeable   for   (collectively,    an
"Acquisition"), any securities of Central Bancorp ("Securities"),  provided that
PL Capital may sell shares  without the prior approval of the Board of Directors of Central  Bancorp subject to the Right of First Refusal in Paragraph 8 of this
Agreement;

     (ii) make, or in any way participate  in, directly or indirectly,  alone or in concert with others,  any  "solicitation" of "proxies" to vote (as such terms are  used  in  the  proxy  rules  of  the  Securities  and  Exchange  Commission promulgated  pursuant  to Section 14 of the  Exchange  Act) or seek to advise or influence in any manner  whatsoever any person with respect to the voting of any voting  securities  of Central  Bancorp,  except  pursuant to Central  Bancorp's publication of its proxy statement;

     (iii) form,  join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of
Central Bancorp;

     (iv) acquire, offer to acquire or agree to acquire, directly or indirectly, alone or in concert with others, by purchase,  exchange or otherwise, (a) any of the  assets,  tangible  and  intangible,  of  Central  Bancorp  or (b) direct or indirect rights, warrants or options to acquire any assets of Central Bancorp;

     (v) arrange,  or in any way  participate,  directly or  indirectly,  in any financing  (except for margin loan financing for shares  presently  beneficially owned)  for  the  purchase  of  any  securities  or  securities  convertible  or exchangeable  into or  exercisable  for any  securities  or  assets  of  Central
Bancorp;

     (vi)  otherwise  act,  alone or in  concert  with  others  (except in their expressing  views as  directors  at  meetings  of the  board of  directors  or a committee of the board of directors  of Central  Bancorp or Central  Cooperative
Bank),  to seek to offer  to  Central  Bancorp  or any of its  stockholders  any business combination, restructuring,  recapitalization or similar transaction to or with Central  Bancorp or otherwise  seek,  alone or in concert with others to control or change the  management,  board of  directors  or  policies of Central
Bancorp  or  nominate  any person as a director  of Central  Bancorp  who is not nominated  by the then  incumbent  directors,  or propose any matter to be voted upon by the stockholders of Central Bancorp; or

     (vii)  announce  an  intention  to do,  or enter  into any  arrangement  or understanding  with others to do, any of the actions  restricted  or  prohibited under  clauses (i) through  (vi) of this  Paragraph  2, or publicly  announce or disclose any request to be excused from any of the foregoing obligations of this
Paragraph 2; and

At the September 30, 2003 Central Bancorp annual  meeting,  PL Capital agrees to vote the 154,268 shares it presently  beneficially owns in favor of the nominees for election or reelection as director of Central Bancorp  selected by the board of  directors  of  Central  Bancorp  and  otherwise  to  support  such  director candidates,  and to vote against the election of any candidates not so nominated by the board of directors of Central Bancorp. Thereafter,  during the Standstill
Period,  the PL Capital  Parties  agree to vote all  shares  they or any of them beneficially  own of Central  Bancorp in favor of the  nominees  for election or reelection as director of Central Bancorp  selected by the board of directors of
Central  Bancorp and agree  otherwise to support such director  candidates,  and agree to vote  against the  election of any  candidates  not so nominated by the board of directors of Central Bancorp.

     3.   Re-nomination

     The board of  directors of Central  Bancorp  agrees to  renominate  each of
Richard  Fates and Richard  Lashley  (or, in the event of death,  disability  or resignation  of  either  of them,  a  substitute  nominee  of PL  Capital  whose substitution  shall be subject to the approval of the Central  Bancorp  Board of
Directors,  such  approval  not to be  unreasonably  withheld)  as a director of
Central Bancorp and to reelect each of them as a director of Central Cooperative
Bank so long as (i) he does not seasonably  give Notice (as defined herein) that he does not seek such  renomination or reelection at the time of such occurrence and (ii) PL Capital  beneficially  owns 5 percent  or more of Central  Bancorp's outstanding shares.

     4.   Feldman Financial Advisors

     With respect to Trent R. Feldman and Feldman Financial Advisors,  Inc., the
PL Capital  Parties  agree  that  Central  Bancorp's  board of  directors,  or a committee thereof, may from time to time engage Feldman Financial Advisors, Inc.
and/or Trent R. Feldman as financial  advisor without objection of any of the PL
Capital Parties,  and Messrs.  Fates and Lashley may express their views thereon as  directors  at meetings of the board of directors or a committee of the board of directors of Central Bancorp or Central Cooperative Bank.

     5.   ESOP

     The Central Cooperative Bank Employee Stock Ownership Plan ("ESOP") may use
its present  $1,941,797.40  loan  authorization  from Central Bancorp to acquire shares from any of the PL Capital Parties pursuant to the Right of First Refusal granted by  Paragraph 8 of this  Agreement  or to acquire  shares sold by former employees or retirees of Central Bancorp or Central Cooperative Bank to maintain the ESOP's present level of ownership as a percentage of the outstanding Central
Bancorp shares (in addition to participants'  reinvestment of dividends).  Other than the ESOP  purchasing PL Capital shares or purchasing  shares sold by former employees or retirees (and participants' reinvestment of dividends),  during the next two years,  the ESOP will not acquire  additional  Central  Bancorp shares, unless the PL Capital  Parties'  beneficial  ownership of Central Bancorp shares becomes less than 5 percent of the outstanding  Central Bancorp shares (based on the 1,663,133 shares outstanding at the date of execution of this Agreement).

     6.   Non-Disparagement

     During the Standstill Period, the PL Capital Parties agree not to disparage any  of the  Central  Bancorp  Parties  or any  officers,  directors  (including director  nominees) or employees of Central Bancorp or Central  Cooperative Bank in any public forum,  and the Central Bancorp Parties agree not to disparage any of the PL Capital  Parties or any  officers  or  employees  of PL Capital in any public forum.

     7.   PL Capital Nominees

     Provided the  respective  boards of  directors  are expanded to ten members each and Richard  Lashley is  appointed  to the boards of  directors  of Central
Bancorp and he and Richard  Fates are  appointed  to the board of  directors  of
Central Cooperative Bank and renominated as provided in this Agreement, pursuant to this  Agreement,  the PL  Capital  Parties  agree not to  nominate  any other candidate  for director of either  entity at any time  (except,  in the event of death,  disability or resignation of either of them, a substitute  nominee of PL
Capital  whose  substitution  shall be subject to the  approval  of the  Central
Bancorp Board of Directors, such approval not to be unreasonably withheld).

     8.   Right of First Refusal

     The PL Capital Parties, and each of them, hereby grant an irrevocable Right of First Refusal to Central  Bancorp to purchase at the then  prevailing  market price on the date of  exercise,  any or all  shares  of  Central  Bancorp  stock beneficially owned by any of the PL Capital Parties. Such Right of First Refusal
shall be exercised in the following  manner:  the PL Capital Party  intending to sell any such shares shall provide Notice (as defined herein) to Central Bancorp of intent  to sell  together  with the  quantity  of shares to be sold.  Central
Bancorp shall have two business days to give Notice (as defined  herein) to such
PL Capital Party of its intent to exercise its Right of First Refusal to acquire such shares.  If Central  Bancorp  gives timely Notice of its intent to exercise such Right of First Refusal with respect to such shares, then it shall have five business days to tender the Exercise  Price (as defined  herein) for such shares to the  selling PL Capital  Party,  and that PL Capital  Party shall then convey title to such shares to Central  Bancorp or its  designee.  The  Exercise  Price shall be the  volume-weighted  average  price as derived from  Bloomberg for the five trading days prior to the date on which such PL Capital  Party gave Notice.
Failure of  Central  Bancorp to give  timely  Notice to such  selling PL Capital
Party will excuse PL Capital from any obligation with respect to those shares so long as that PL Capital  Party sells such  shares  within 30 days of the date on which that PL Capital  Party gave its Notice of its intent to sell  shares,  but will not affect  Central  Bancorp's  Right of First  Refusal with respect to any other shares beneficially owned by that or any other PL Capital Party which were not the subject of the PL Capital Party's Notice of its intent to sell shares.

     9.   Release Of The Central Bancorp Parties

     Except for the rights and obligations expressly created or reserved by this
Agreement,  each of the PL Capital Parties hereby releases,  acquits and forever discharges  each of the  Central  Bancorp  Parties  from any and all  causes  of action, claims, damages, costs and/or attorneys' fees from the beginning of time to the present,  known or unknown,  that any of the PL Capital Parties ever had, now has or hereafter may acquire against any of the Central Bancorp Parties that were asserted or could have been asserted in the Litigation.

     10.  Release Of The PL Capital Parties

     Except  for  the  rights  and  obligations  created  or  reserved  by  this
Agreement,  each of the Central  Bancorp  Parties hereby  releases,  acquits and forever  discharges  each of the PL Capital  Parties  from any and all causes of action, claims, damages, costs and/or attorneys' fees from the beginning of time to the present,  known or unknown,  that any of the Central Bancorp Parties ever had, now has or hereafter may acquire against any of the PL Capital Parties that were asserted or could have been asserted in the Litigation.

     11.  Notice of Dismissal

     Immediately  upon  delivery  of the  executed  Agreement,  counsel  for the
Central  Bancorp  Parties  shall  execute a Notice Of Voluntary  Dismissal  With
Prejudice,  without costs or attorneys'  fees, in the form attached as Exhibit A hereto (the  "Notice of  Dismissal"),  and file such Notice of  Dismissal in the
Massachusetts  Superior  Court in and for  Suffolk  County in Civil  Action  No.
03-3585-BLS. Counsel for the Parties shall execute a Stipulation Of Dismissal Of
Claims With Prejudice, without costs or attorneys' fees, in the form attached as
Exhibit B hereto (the "Stipulation of Dismissal"),  and file such Stipulation of
Dismissal in the United States District Court for the District of  Massachusetts
in Civil  Action No.  03-10179-EFH.  Counsel  for the  Parties  shall  execute a
Stipulation  Of Waiver Of Appeal in the form  attached  as Exhibit C hereto (the
"Stipulation  of Waiver of  Appeal"),  and file  such  Stipulation  of Waiver of
Appeal in the  Massachusetts  Superior  Court in and for Suffolk County in Civil
Action Nos. 03-0547-BLS,  03-0554-BLS and 03-2287-BLS.  Central Bancorp will fax and mail to counsel for PL Capital, Phillip M. Goldberg,  file-stamped copies of the Notice of Dismissal,  Stipulation of Dismissal and  Stipulation of Waiver of
Appeal upon filing.

     12.  Bylaw And Rights Plan

     Effective upon the execution of this  Agreement,  the board of directors of
Central  Bancorp  shall  rescind the  amendment  to the Central  Bancorp  Bylaws adopted July 24, 2003 and shall exempt the PL Capital Parties from Amendment No.
3 to the Central Bancorp Shareholder Rights Agreement adopted July 24, 2003.

     13.  Other Consideration

     In  consideration  of the Standstill,  the Right of First Refusal and other promises and undertakings herein by PL Capital,  Central Bancorp shall pay to PL
Capital  $400,000 in  immediately  available  funds upon the  execution  of this
Agreement.

     14.  Authority

     Each of the Parties which is a  corporation  or other legal entity and each individual  Party  executing  this Agreement on behalf of a corporation or other legal entity,  represents and warrants that: (a) such corporation or other legal entity is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and perform the terms of this  Agreement;
(b) the execution and delivery,  and  performance of the terms of this Agreement have been duly and validly  authorized by all requisite acts and consents of the company  or other  legal  entity  and do not  contravene  the terms of any other obligation to which the  corporation  or other legal entity is subject;  and (c)
this Agreement  constitutes a legal,  binding and valid  obligation of each such entity, enforceable in accordance with its terms.

     15.  Amendment In Writing

     This  Agreement  and  each  of its  terms  may  only  be  amended,  waived, supplemented or modified in a writing signed by the signatories  hereto or their respective clients.

     16.  Governing Law/Venue/Jurisdiction

     This Agreement, and the rights and liabilities of the Parties hereto, shall be governed by and construed in accordance with the laws of the  Commonwealth of
Massachusetts  without  regard  to  conflict  of law  provisions.  The venue and jurisdiction  for  adjudication  of any and all disputes  between the Parties to this Agreement shall be in the Business  Litigation Session of the Massachusetts
Superior  Court in and for Suffolk  County,  or in the ordinary  session of that
Court if the Business Litigation Session is discontinued.

     17.  Counterparts

     This  Agreement  may be  executed in  counterparts,  each of which shall be considered to be an original or true copy of this  Agreement.  Faxed  signatures shall be presumed valid.

     18.  Nonwaiver

     The failure of any one of the Parties to insist  upon strict  adherence  to any term of this  Agreement  on any  occasion  shall not be  considered a waiver thereof or deprive  the  Parties of the right  thereafter  to insist upon strict adherence to that term or any other term of this Agreement.

     19.  Non-Assignment

     The  Parties  represent  and  warrant  that they are the sole owners of the claims  released  by  Paragraphs  9 and 10 hereof,  respectively,  that they are relinquishing such claims by executing this Agreement,  and that no other person or entity has any interest in those claims.

     20.  Documents Exchanged In Connection With The Litigation

     Copies of documents exchanged in the Litigation which were generated by one party but which are in the  possession of another party may be retained but used only in relation to Central Bancorp and not for any other subject matter.

     21.  Disclosure Of This Agreement

     The parties  contemplate that PL Capital will file a Schedule 13D amendment attaching this  Agreement,  that Central  Bancorp will file a Form 8-K attaching this  Agreement  and that  there  will be no other  public  comments  (except as required by applicable SEC regulations) by the Parties  regarding this Agreement other than a press  release by Central  Bancorp  stating in  substance  that the matter was settled,  factually  summarizing  this Agreement and referring to the
Form 8-K filing.

     22.  Entire Agreement

     This Agreement  constitutes  the full,  complete and entire  understanding, agreement,  and  arrangement  of and  between the  Parties  with  respect to the subject  matter  hereof  and  supersedes  any and all  prior  oral  and  written understandings,  agreements and  arrangements  between them.  There are no other agreements,  covenants,  promises or arrangements between the Parties other than those set forth in this Agreement (including the attachments hereto).

     23.  Notice

     All  notices  and other  communications  which are  required  or  permitted hereunder  shall be in writing,  and  sufficient  if by same-day  hand  delivery
(including delivery by courier) or sent by fax, addressed as follows:

If to the Central Bancorp Parties:

                  John D. Doherty, President
                  Central Bancorp, Inc.
                  399 Highland Avenue
                          Somerville, Massachusetts  02144
                          Fax:  (617) 629-4247

                  with a copy to:

                          Thomas J. Dougherty
                          Skadden, Arps, Slate, Meagher & Flom LLP
                          One Beacon Street
                          Boston, Massachusetts  02108
                          Fax:  (617) 573-4822

If to the PL Capital Parties:

                          John W. Palmer
                          PL Capital, LLC
                          20 East Jefferson Avenue
                          Suite 22
                          Naperville, Illinois  60540
                          Fax:  (630) 848-1342

                  with a copy to:

                          Phillip M. Goldberg
                          Foley & Lardner
                          321 North Clark
                          Suite 2100
                          Chicago, Illinois  60610
                          Fax:  (312) 832-4700

IN WITNESS WHEREOF,  the Parties hereto have each executed this Agreement on the date set forth below.

Dated:   August 4, 2003

For:     PL Capital, LLC                For Central Bancorp, Inc.:
         Financial Edge Fund, L.P.
         Financial-Edge Strategic       /s/John D. Doherty
                  Fund, L.P.            -------------------------------
         Goodbody/PL Capital, L.P.      By:      John D. Doherty
         Goodbody/PL Capital, LLC                President

/s/Richard Lashley
-------------------------------
By:      Richard Lashley                For Central Cooperative Bank:
         Managing Member
                                        /s/John D. Doherty
                                        -------------------------------
/s/John W. Palmer                       By:      John D. Doherty
-------------------------------                  President
By:      John W. Palmer
         Managing Member

For Richard Lashley:                    For Nancy D. Neri:

/s/Richard Lashley                      /s/ Nancy D. Neri
-------------------------------         -------------------------------
         Richard Lashley                         Nancy D. Neri

For John W. Palmer:
                                        For Gregory W. Boulos:
/s/John W. Palmer
-------------------------------         /s/Gregory W. Boulos
         John W. Palmer                 -------------------------------
                                                 Gregory W. Boulos

For Richard J. Fates:
                                        For Paul E. Bulman:
/s/Richard J. Fates
-------------------------------         /s/Paul E. Bulman
         Richard J. Fates               -------------------------------
                                                 Paul E. Bulman

For the Estate of Garrett Goodbody:
                                        For John D. Doherty:
/s/Ann Goodbody
-------------------------------         /s/John D. Doherty
                                        -------------------------------
Name: Ann Goodbody                        John D. Doherty

Title:   Executor
                                        For Joseph R. Doherty:

                                        /s/Joseph R. Doherty
                                        -------------------------------
                                                 Joseph R. Doherty

                                        For Terence D. Kenney:

                                        /s/Terence D. Kenney
                                        -------------------------------
                                                 Terence D. Kenney

                                        For James F. Linnehan

                                        /s/James F. Linnehan
                                        -------------------------------
                                                 James F. Linnehan

                                        For Marat E. Santini

                                        /s/Marat E. Santini
                                        -------------------------------
                                                 Marat E. Santini

                                        For John F. Gilgun, Jr.

                                        /s/John F. Gilgun, Jr.
                                        -------------------------------
                                                 John F. Gilgun, Jr.

                                        For the Joseph R. Doherty Family Limited
                                        Partnership, L.P.:

                                        /s/Joseph R. Doherty
                                        -------------------------------
                                        By:      Joseph R. Doherty
                                                 General Partner

                                        For the Central Cooperative Bank
                                        Employee Stock Ownership Plan Trust:

                                        /s/Gregory W. Boulos
                                        -------------------------------
                                        By:      Gregory W. Boulos, Trustee

                                        /s/Terence D. Kenney
                                        -------------------------------
                                        By:      Terence D. Kenney, Trustee